SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Glen Burnie Bancorp

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 4, 2022

Dear Fellow Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”). We are very pleased that once again this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: https://meetnow.global/MH9XQW7. There is no password required to join the meeting. The meeting will be held from The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, on Thursday, May 12, 2022, at 2:00 p.m., Eastern Time, but there is no physical location for the Annual Meeting.

The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes electing three directors; ratifying the Board of Directors’ acceptance of the auditors selected by the Audit Committee for the 2022 fiscal year; voting on a non-binding resolution approving the compensation of executive officers named in the accompanying proxy statement (commonly referred to as “say on pay”); voting on the desired frequency of stockholder “say on pay” votes; and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

Accompanying this proxy statement are a proxy card and an Annual Report to Stockholders for the 2021 fiscal year. During the meeting, we will report on the operations of the Company’s wholly owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of UHY LLP, our independent auditors, will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN ALSO VOTE ONLINE AT WWW.INVESTORVOTE.COM/GLBZ. YOU WILL NEED YOUR CONTROL NUMBER TO VOTE ONLINE (ON PROXY CARD). This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.

Sincerely,

Chairman	President and Chief
Executive Officer

GLEN BURNIE BANCORP

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

(410) 766-3300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 12, 2022

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Glen Burnie Bancorp (the “Company”) will be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, and virtually via the Internet at https://meetnow.global/MH9XQW7, for shareholders, on Thursday, May 12, 2022, at 2:00 p.m., Eastern Time. There is no password required to join the meeting.

A proxy statement and proxy card for the Annual Meeting accompany this notice.

The Annual Meeting has been called for the following purposes:

1.	To elect three directors;

2.	To ratify the acceptance by the Board of Directors of the selection of the Audit Committee of an outside auditing firm for the 2022 fiscal year;

3.	To vote on a non-binding resolution approving the compensation of the executive officers named in the proxy statement;

4.	To vote on a non-binding advisory vote on the frequency of stockholder votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 24, 2022, are the only stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are requested to complete and sign the accompanying proxy card, which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

SECRETARY

Glen Burnie, Maryland

April 4, 2022

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU CAN ALSO VOTE ONLINE AT WWW.INVESTORVOTE.COM/GLBZ. YOU WILL NEED YOUR CONTROL NUMBER TO VOTE ONLINE (ON PROXY CARD). EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN TO US A PROXY CARD. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on May 12, 2022

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2021 Annual Report are available at www.edocumentview.com/GLBZ

PROXY STATEMENT

OF

GLEN BURNIE BANCORP

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

ANNUAL MEETING OF STOCKHOLDERS

May 12, 2022

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Glen Burnie Bancorp (the “Company”) to be used at the 2022 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the “Annual Meeting”) which will be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, and virtually via the Internet at https://meetnow.global/MH9XQW7, for shareholders, on Thursday, May 12, 2022 at 2:00 p.m., Eastern Time. There is no password required to join the meeting.

The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about April 4, 2022.

VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, signed proxies will be voted for the nominees named below, for the proposal to authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the 2022 fiscal year, for the approval of the compensation of the named executive officers, and for a submission of approval of executive compensation to stockholders every three years. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Stockholders who execute proxies retain the right to revoke them at any time prior to being voted. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Michelle Stambaugh, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Stockholders of record as of the close of business on March 24, 2022 (the “Record Date”) are entitled to one vote for each share then held. At the Record Date, the Company had 2,856,257 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting. Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Shares of Common Stock Outstanding
John E. Demyan 101 Crain Highway, S.E. Glen Burnie, Maryland 21061	285,216	[2]	9.99%

The Edward E. Haddock, Jr Family Trust 3300 University Boulevard, Suite 218 Winter Park, Florida 32792	232,984		8.16%

[1]	Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock.

[2]	Includes 284,216 shares held by Mr. Demyan individually and 1,000 shares held by Mrs. Demyan.

PROPOSAL I -- ELECTION OF DIRECTORS

The Board of Directors currently consists of 10 directors. Under the Company’s Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. The Board has nominated Thomas Clocker, Joan M. Rumenap and Julie Mussog for election as directors to serve for terms of three years each and until their successors are elected and qualified. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend or the Board may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that any nominee will be unable to serve.

The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company, the expiration of his or her current term, and whether such individual has been determined by the Board to be “independent” as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. Each nominee and continuing director are also a member of the Board of Directors of The Bank of Glen Burnie (the “Bank”) and GBB Properties Property Holdings, LLC, and GBB Properties, Inc. (“GBB Properties”). There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

		Director	Current Term
Name	Age	Since	to Expire	Independent
Board Nominees for Term to Expire in 2025
Thomas Clocker	87	1995	2022	Yes
Joan M. Rumenap	63	2018	2022	Yes
Julie Mussog	47	2019	2022	Yes

Directors Continuing in Office
John E. Demyan	74	1995	2023	No
Charles Lynch, Jr.	68	2003	2023	Yes
Frederick W. Kuethe, III	62	1992	2023	Yes
Mary Louise Wilcox	74	1997	2023	Yes
Andrew Cooch	66	2014	2024	Yes
Stanford D. Hess	79	2018	2024	Yes
John D. Long	66	2016	2024	No

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

John E. Demyan has been Chair of the Board of the Company, the Bank, GBB Properties and GBB Property Holdings, LLC since 1995. He previously served as a director of the Company and the Bank from 1990 through 1994. He completed the Maryland Banking School in 1994. Mr. Demyan is the owner and manager of commercial and residential properties in northern Anne Arundel County, Maryland. He is a lifetime member of the 100 Club. Mr. Demyan is well qualified to serve as a member of the Company’s Board due to his familiarity with the Bank’s business and industry, knowledge of the Bank’s market and involvement in the communities served by the Bank.

Charles Lynch, Jr. is the retired President of The General Ship Repair Corporation in Baltimore, Maryland and has over 40 years of experience in marine engineering and ship repair. He holds a Bachelor of Science degree in Industrial Engineering, with a minor in Ocean Engineering, from the University of Miami and serves on the Baltimore Maritime Museum’s Board of Directors. Mr. Lynch is well qualified to serve as a member of the Company’s Board due to his extensive business experience and knowledge of the Company’s market and involvement in the communities served by the Bank.

Frederick W. Kuethe, III has been a Vice President of the Company since 1995 and a director of the Bank since 1988. Mr. Kuethe has worked in software design and systems integration at Northrop Grumman Corp. since 1981. He is a graduate of the Maryland Banking School. Mr. Kuethe is well qualified to serve as a member of the Company’s Board due to his familiarity with the Bank’s business and industry and knowledge of the Bank’s market.

Mary Louise Wilcox is a retired teacher from the Anne Arundel County Public School system where she had last been teaching at Belle Grove Elementary School in Brooklyn Park, Maryland.  Currently, Mrs. Wilcox is a member of a family-owned LLC which manages commercial property in northern Anne Arundel County. She is actively involved in her church where she has served on multiple committees, including the Vestry, the Finance, and the Endowment committees.  Also active in her community, Mrs. Wilcox served on the Glen Burnie Improvement Association’s Carnival Banking Committee for over 50 years, as well as participating in other Carnival committees in the past.  Ms. Wilcox is well qualified to serve as a member of the Company’s Board due to her knowledge of the Company’s market and involvement in the communities served by the Bank.

Andrew Cooch is a partner in the Law Office of Cooch & Bowers, P.A. and Owner/Director of Progressive Title Corporation.  He also serves on the Board of Directors for Richcroft, Inc. and Bello Machre, Inc., both of which are Maryland based non-profits serving the developmentally disabled.  Mr. Cooch was previously Vice President of Maryland Land Title Association and was previously on the Board of Maryland Affordable Housing Trust.  Mr. Cooch received a Juris Doctorate in 1981 from the University of Baltimore, School of Law.  Mr. Cooch is well qualified to serve as a member of the Company’s Board due to his business experience, knowledge of the Bank’s market and involvement in the communities served by the Bank.

John D. Long became President and Chief Executive Officer (the “CEO”) of the Company and the Bank on April 1, 2016, when he also became a director. Prior to that date, he was Executive Vice President of the Company and the Bank since February 8, 2016. From October 2014 until February 2016, Mr. Long was an independent consultant advising commercial banks. Mr. Long served as Senior Group Manager at PNC Bank, N.A. from 2009 through 2014 and from 2000 until 2009 he served as Senior Vice President at Mercantile Mortgage Corporation. Mr. Long received a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University in 1978 and became a Maryland Certified Public Accountant in 1983. Mr. Long is well qualified to serve as a member of the Company’s Board due to his more than 40 years of experience in the banking industry.

Stanford D. Hess has been a member of the Baltimore law firm, Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., since 1995, focusing on business planning and transactions as well as commercial real estate.  Mr. Hess has also served as Executive Vice President and legal counsel for Antwerpen Automotive Group since 2000.  Throughout his career, Mr. Hess has served a variety of clients including business and real estate transactions, automotive dealers, general contractors, and banking institutions throughout the Baltimore and Mid-Atlantic region.  His banking experience includes serving as chairperson of the State Commission to Study the Regulatory Structure of Banking, Savings and Loan and Small Loan Industries.  He also served as a member of the Governor’s Advisory Panel to Study the Movement Towards Electronic Funds Transfer.  While serving as an Assistant Attorney General, Mr. Hess represented, among other agencies, the State Bank Commissioner, Administrator of Loan Laws, the Division of Savings and Loan Administration, and the Bank Board.  Mr. Hess is well qualified to serve as a member of the Company’s Board due to his extensive and relevant business experience.

Thomas Clocker is a retired businessman and the former owner/operator of Angel’s Food Market in Pasadena, Maryland. He served on the Mid-Atlantic Food Association’s board of directors for nine years and is a founding member of the Pasadena Business Association. Mr. Clocker is actively involved in the community as a supporter of local schools, athletic associations and scouting groups. Mr. Clocker is well qualified to serve as a member of the Company’s Board due to his business experience, knowledge of the Bank’s market and involvement in the communities served by the Bank.

Joan M. Rumenap holds a Master of Business Administration degree from the University of Baltimore. Since September 2016, Ms. Rumenap has been a Special Projects Manager with Accessible Resources for Independence, which provides support and services to people with disabilities in Anne Arundel and Howard counties, and since July 2014 she has also served part-time as a personal advocate with By Their Side, an organization which works with Marylanders with intellectual/developmental disabilities and their families to assure that their needs are addressed. From August 2014 until September 2016, Ms. Rumenap served as grants officer for Ancient and Accepted Scottish Rite in Baltimore City. From September 2002 through March 2014, she was Director of Special Projects for Abilities Network, which assists individuals with disabilities in Maryland to achieve their personal goals and reach their maximum potential. Ms. Rumenap also serves on various committees and community organizations and was recognized by The Glen Burnie Rotary Club in 2017 as a Service Above Self Community Service Award recipient. Ms. Rumenap is well qualified to serve as a member of the Company’s Board due to her extensive knowledge of the Bank’s market and involvement in the communities served by the Bank.

Julie Mussog is a Certified Public Accountant and since October 2019 has served as Chief Financial Officer of Metropolitan Washington Council of Governments. Founded in 1957, COG is an independent, nonprofit association, with a membership of 300 elected officials from 24 local governments, the Maryland and Virginia state legislatures, and U.S. Congress. From February 2019 until October 2019, Ms. Mussog served as Senior Vice President of MuniCap, Inc., a public finance consulting firm based in Columbia, Maryland. From November 2016 until February 2019, Ms. Mussog served as President and Chief Executive Office of the Anne Arundel Economic Development Corporation, and from 2013 until November 2016, she was Controller for Anne Arundel County. Ms. Mussog holds a Bachelor of Business Administration and a Master of Business of Administration from the University of Michigan’s Ross School of Business. She is active in numerous civic and community organizations, including Junior League of Annapolis, the Anne Arundel Community College Foundation, and the Baltimore Washington Medical Center. Ms. Mussog is well qualified to serve as a member of the Company’s Board due to her extensive financial management experience and familiarity with the communities served by the Bank.

CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company’s operations.

Meetings and Committees of the Board of Directors

Board of Directors. The Board of Directors holds regular monthly meetings and special meetings as needed. During the year ended December 31, 2021, the Board met 12 times. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2021 and the total number of meetings held by all committees on which the director served during such year. Board members are expected to attend the Annual Meeting of Stockholders, and all incumbent directors serving at that time attended the 2021 Annual Meeting of Stockholders.

The Board has numerous committees, each of which meets at scheduled times, including the following committees:

Audit Committee. The Bank’s Audit Committee acts as the audit committee for the Company and for 2021 through the date of the Annual Meeting consists of Directors Julie Mussog, Thomas Clocker, Frederick W. Kuethe III and Andrew Cooch. During the year ended December 31, 2021, the Audit Committee met 15 times.

The Audit Committee monitors internal accounting controls, meets with the Bank’s Internal Auditor to review internal audit findings, recommends independent auditors for appointment by the Board, and meets with the Company’s independent auditors regarding these internal controls to assure full disclosure of the Company’s financial condition. Each member of the Audit Committee is independent, as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and under the criteria for independence set forth in Rule 10A-3(b)(1) promulgated by the Securities and Exchange Commission (SEC) under the Exchange Act, and otherwise meets the criteria for Audit Committee membership set forth in applicable NASDAQ rules. In addition, each member of the Audit Committee can read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The Board of Directors has examined the SEC’s definition of “audit committee financial expert” and determined that Julie Mussog satisfies this definition. Accordingly, Mrs. Mussog has been designated by the Board of Directors as the Company’s audit committee financial expert.

The Board of Directors of the Company has adopted a written charter for the Audit Committee and is available on the Bank’s website, www.thebankofglenburnie.com.

Employee Compensation and Benefits Committee. The Bank’s Employee Compensation and Benefits Committee (the “Compensation Committee”) acts as the compensation committee for the Company, and for 2021 through the date of the Annual Meeting is composed of Directors Thomas Clocker, Julie Mussog, Fredrick W. Kuethe, III., Mary Louise Wilcox, Charles F. Lynch, Jr., Andrew Cooch, Joan Rumenap and Stanford Hess. This Committee met 1 time during 2021. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank other than the CEO and the other executive officers of the Bank. The compensation levels of all executive officers, other than the CEO, are recommended by the CEO for deliberation and approval of the Committee prior to submission to the full Board. The compensation levels of the CEO and the other executive officers of the Bank are reviewed by the full Board of Directors and must be approved by a majority of the independent directors. No executive officer is present during deliberations or voting on his/her compensation. The Board has adopted a written charter for the Compensation Committee, which is available on the Bank’s website, www.thebankofglenburnie.com.

During 2021, the Compensation Committee engaged the services of ChaseCompGroup as its independent advisor on matters of executive and board compensation, reporting directly to the Compensation Committee. ChaseCompGroup provides no other remunerated services to the Company or any of its affiliates.

Nominations. The independent members of the Company’s Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors, and the Board held no meetings during 2021. The Board has not adopted a charter with respect to the nominating committee function. The Board of Directors believes that the interests of the Company’s shareholders are served by delegating the nominations process to the board members who are independent from management. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company’s stockholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board of Directors will consider the prospect’s relevant financial and business experience, familiarity with and participation in the Bank’s market area, the integrity and dedication of the prospect, prospective nominee’s independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by stockholders as those recommended by the nominating committee. Nominations by stockholders must comply with certain informational requirements set forth in Article III, Section 1 of the Company’s Bylaws. See “Stockholder Proposals” elsewhere in this Proxy Statement.

Director Compensation

Director’s Fees. Currently, directors are paid a fee of $1,250 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. Mr. Demyan was compensated at the rate of $80,702 per annum for the additional responsibilities of serving as the Chair of the Board of Directors. Directors (other than Mr. Demyan and Mr. Long who receive no fees for board or committee meetings) are paid an additional $300 chair fee, an additional $350 for the Audit Committee chair and $250 for audit committee members, or $200 member fee, as applicable, for each committee meeting.

The following table summarizes the compensation paid to directors other than those included in the Summary Compensation Table below, for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation		Total
(a)	(b)	(g)		(h)

Thomas Clocker	$21,150	--		$21,150
Andrew Cooch	$21,050	--		$21,050
Julie Mussog	$22,750	--		$22,750
John E. Demyan[1]	$61,027	$19,675	[1]	$80,702
Joan M. Rumenap	$18,600	--		$18,600
Charles Lynch, Jr.	$18,200	--		$18,200
F. W. Kuethe, III	$28,550	--		$28,550
Mary Louise Wilcox	$18,400	--		$18,400
Stanford D. Hess	$17,800	--		$17,800

1Mr. Demyan’s fees earned or paid in cash include a bonus of $11,666, and his other compensation consists of: (a) $1,987 as a 3% employer contribution and $2,512 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; (b) $2,858 employer match for the 401(K) contribution by the employee; (c) $39 representing the dollar value to Mr. Demyan of premiums on a term life insurance policy for his benefit, and (d) $613 for disability insurance benefits.

Transactions with Management

Certain directors, executive officers and significant stockholders of the Company, and members of their immediate families, were depositors, borrowers or customers of the Bank in the ordinary course of business during 2021. Similar transactions are expected to occur in the future. All such transactions were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present other unfavorable terms.

The Bank’s Internal Audit Department reviews all loan transactions with directors, officers and employees of the Bank and members of their immediate families to verify that they are fair and reasonable, on market terms, on an arms-length basis and comply with all applicable regulations including Federal Reserve Board Regulation O which governs such loans. The Internal Audit Department also provides the Board of Directors with semi-annual reports of all loans outstanding to employees, officers, and directors which reports are reviewed by the entire Board at a regularly scheduled meeting.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s and the Bank’s directors, executive officers and employees. The Code of Business Conduct and Ethics has been posted on the Bank’s website, www.thebankofglenburnie.com.

Communications with the Board

The Board of Directors has not established a formal process for stockholders to send communications to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Furthermore, almost all the Company’s Board members are residents of or work in the communities served by the Bank and where most of the Company’s stockholders reside, and therefore are accessible to the great majority of the Company’s stockholders.

Leadership Structure and Risk Oversight

While the Board believes that there are various structures which can provide successful leadership to the Company, we currently have separate individuals serving in the roles of Chair of the Board and CEO in recognition of the differences between the two roles.

The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Chair of the Board provides guidance to the CEO and presides over meetings of the full Board. This structure is appropriate at this time to the Company’s business because it reflects the Company and industry experience and vision brought to the Board of Directors by the Chair, and the day-to-day management direction of the Company under the CEO.

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chair of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chair of the Board and independent members of the Board work together to provide strong, independent oversight of the Company's management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board Diversity

Although the Company does not have a formal policy with respect to diversity, the Board and the Governance Committee believe it is essential that the Board members represent diverse view points and skill sets (such as gender, race, religion, sexual orientation, national origin and education as well as professional experience). Each nominee’s/Director’s diverse knowledge of risk management and internal controls, credentials, competencies and skills as well as the candidate’s area(s) of qualifications and expertise that would enhance the Board’s composition and effectiveness are considered. As a bank holding company, it is important that the Directors have specific knowledge of the communities that the Bank serves as a community bank. The Company qualifies as a Smaller Reporting Company (“SRC”) under the guidelines of the Securities and Exchange Commission. The Company’s shares trade on the NASDAQ Global Select Market (“NASDAQ”). As an SRC, the Company meets the requirements of NASDAQ’s Board Diversity Rule, Listing Rule 5606, which takes effect in 2022.

SECURITIES OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

Name	Amount And Nature of Beneficial Ownership[1]		Percent of Class

Thomas Clocker	2,680		0.09%
Andrew Cooch	1,150		0.04%
John E. Demyan	285,216	[2]	9.99%
Jeffrey D. Harris	-		-
Stanford Hess	100		0.00%
Andrew Hines	-		-
Frederick W. Kuethe III	23,403	[3]	0.82%
John D. Long	7,839		0.27%
Charles F. Lynch	39,661	[4]	1.39%
Julie Mussog	100		0.00%
Joan Rumenap	51,628		1.81%
Donna Smith	-		-
Michelle Stambaugh	2,358	[5]	0.08%
Mary Louise Wilcox	21,446		0.75%

1 Rounded to nearest whole share. For the definition of “beneficial ownership,” see footnote (1) to the table in the section entitled “Voting Securities and Principal Holders Thereof.” Unless otherwise noted, ownership is direct and the named individual has sole voting and investment power.

2 See footnote (2) to the table in the section entitled “Voting Securities and Principal Holders Thereof”.

3 Includes 21,004 shares as to which Mr. Kuethe shares voting and investment power and 749 shares held by Mrs. Kuethe.

4 Includes 14,787 shares held for the benefit of two minor children and 2,236 shares held by Mrs. Lynch. Each disclaims beneficial ownership to the shares owned individually by the other.

5 Includes 2,358 shares as to which Mrs. Stambaugh shares voting and investment power held with Mr. Stambaugh.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than ten percent of the outstanding Common Stock (“Reporting Person”) are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company’s review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

EXECUTIVE COMPENSATION

Summary Compensation Table

In this Proxy Statement, the “named executive officers” means the following individuals: (i) each individual who served as the Company’s CEO during 2021; (ii) the Company’s two most highly compensated executive officers in 2021, other than the CEO, who were serving as executive officers as of December 31, 2021 whose total compensation during 2021 exceeded $100,000; and (iii) up to two additional individuals whose total compensation during 2021 exceeded $100,000, who would have been included in the table as the highest compensated executive officers but were not serving as executive officers as of December 31, 2021. The following table sets forth information regarding the total compensation paid or earned by the named executive officers for the fiscal years ended December 31, 2021 and 2020:

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
(a)	(b)	(c)	(d)	(i)		(j)

John D. Long	2021	$318,240	$41,826	$41,748	[1]	$401,814
President and Chief Executive	2020	$318,711	$30,313	$37,416	[1]	$386,440
Officer
Andrew Hines	2021	$200,719	$20,000	$33,335	[2]	$254,054
Executive Vice President and	2020	$203,732	$17,881	$32,715	[2]	$254,328
Chief Lending Officer
Jeffrey D. Harris	2021	$189,879	$14,000	$20,291	[3]	$224,170
Senior Vice President and	2020	$192,729	$19,215	$16,721	[3]	$228,665
Chief Financial Officer
Donna Smith	2021	$146,034	$25,000	$16,067	[4]	$187,101
Senior Vice President and	2020	$148,226	$15,205	$13,195	[4]	$176,626
Director of Branch & Deposit
Operations
Michelle Stambaugh	2021	$139,660	$25,000	$15,387	[5]	$180,047
Senior Vice President and	2020	$141,756	$15,075	$12,803	[5]	$169,634
Director of Human Resources

(1)	Mr. Long’s “All Other Compensation” for 2021 consisted of: $8,700 as a 3% employer contribution and $9,942 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $8,820; and $13,052 health plan benefits (including health and dental), $51 term life insurance benefits, and $1,182 disability insurance benefits. Mr. Long’s “All Other Compensation” for 2020 consisted of: $8,550 as a 3% employer contribution and $4,102 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $9,194; and $14,294 health plan benefits (including health and dental), $89 term life insurance benefits, and $1,186 disability insurance benefits.
(2)	Mr. Hines’ “All Other Compensation” for 2021 consisted of: $6,558 as a 3% employer contribution and $7,494 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of 5,327; $12,692 for health plan benefits; $78 term life insurance benefits; and $1,186 disability insurance benefits. Mr. Hines was appointed Executive Vice President on January 12, 2017. Mr. Hines’ “All Other Compensation” for 2020 consisted of: $6,502 as a 3% employer contribution and $3,119 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $6,112; $15,707 for health plan benefits (including health and dental); $89 term life insurance benefits; and $1,186 disability insurance benefits.

(3)	Mr. Harris’ “All Other Compensation” for 2021 consisted of: $6,273 as a 3% employer contribution and $7,169 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $5,616; $51 term life insurance benefits; and $1,182 disability insurance benefits. Mr. Harris’ “All Other Compensation” for 2020 consisted of: $6,232 as a 3% employer contribution and $2,990 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $6,232; $81 term life insurance benefits; and $1,186 disability insurance benefits.
(4)	Ms. Smith’s “All Other Compensation” for 2021 consisted of: $4,837 as a 3% employer contribution and $5,528 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $4,280; $78 term life insurance benefits, $158 for health plan benefits, and $1,186 disability insurance benefits. Ms. Smith’s “All Other Compensation” for 2020 consisted of: $4,807 as a 3% employer contribution and $2,306 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $4,807; $89 term life insurance benefits, and $1,186 disability insurance benefits.
(5)	Ms. Stambaugh’s “All Other Compensation” for 2021 consisted of: $4,649 as a 3% employer contribution and $5,313 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $78 term life insurance benefits; an employer match for the employee 401(K) contribution of $4,002; $158 for health plan benefits, and $1,186 disability insurance benefits. Ms. Stambaugh’s “All Other Compensation” for 2020 consisted of: $4,621 as a 3% employer contribution and $2,217 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits; an employer match for the employee 401(K) contribution of $4,539; $151 for health plan benefits (including health, dental and EAP), and $1,186 disability insurance benefits.

Change in Control Severance Plan

The Company and the Bank maintain a Change in Control Severance Plan (the “Plan”). All employees, including the named executive officers, and Board members of the Company, the Bank and affiliates of the Company or Bank who, on the date of a change in control, are not parties to an employment agreement or change in control severance agreement with the applicable employer, are eligible to participate in the Plan. A “change in control” is defined as any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Company’s voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank’s or the Company’s directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Exchange Act, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Bank or the Company (excluding individuals whose election or nomination for election as a member of the existing board was approved by a vote of at least two-thirds of the continuing directors then in office) cease for any reason to constitute at least two-thirds thereof.

Under the terms of the Plan, in the event the individual voluntarily terminates his/her employment within two years following a change in control, or in the event the individual’s employment is terminated by the Bank (or its successor) for any reason, other than cause, within two years following a change in control, the individual is entitled to receive the benefits specified in the Plan based on the individual’s position with the employer and, in some instances, years of service on the date of the change in control. The payment will be made either in a lump sum or in installments, at the option of the individual. Under the Plan, upon a change in control, Mr. Long and Mr. Hines would receive an amount equal to the aggregate present value of 2.99 times their average annual taxable compensation from the Company for the prior five complete years, Ms. Stambaugh would receive an amount equal to 130 weeks of her gross weekly salary as of the date of termination. Mr. Harris and Ms. Smith would receive 104 weeks of their gross weekly salary as of the date of termination. In addition, Mr. Harris, Ms. Stambaugh and Ms. Smith would receive $10,000 toward the premiums for their COBRA medical insurance coverage following the termination of employment if they elected to receive COBRA benefits. Mr. Harris, Ms. Stambaugh and Ms. Smith’s cash payment and COBRA benefits may not exceed 2.99 times their average annual taxable compensation from the Company for the prior five complete years.

If change in control payments were triggered today, the named executive officers would receive the following amounts: Mr. Long, $862,148; Mr. Hines, $554,543; Mr. Harris, $357,566; Ms. Stambaugh, $340,521, and Ms. Smith $285,059.

Employee Stock Purchase Plan

All employees, including the named executive officers, are eligible to participate in the Company’s Employee Stock Purchase Plan at levels determined by the Bank’s human resources department and commensurate with each employee’s salary level. The Board believes that by making shares of the Company’s stock available to employees at a discounted price, employees become vested in the successful financial performance of the Bank and the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiary.

The Audit Committee has discussed with UHY, LLP, the independent auditors for the Company for 2021, the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with the Audit Committee issued by the Public Company Accounting Oversight Board (PCAOB). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the PCAOB and has discussed with the independent auditors the independent auditors’ independence.

The Audit Committee discussed and reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Auditing Standard 1301: Communication with Audit Committees promulgated by the PCAOB.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year 2021 for filing with the Securities and Exchange Commission.

Audit Committee

Julie Mussog, Chair	Thomas Clocker
Frederick W. Kuethe III	Andrew Cooch

PROPOSAL II -- AUTHORIZATION FOR APPOINTMENT OF AUDITORS

Selection of Auditors

UHY LLP, Certified Public Accountants (“UHY”) was the Company’s independent auditing firm for the 2021 fiscal year.

As the result of the sale by TGM Group, LLC (“TGM”) of its accounting, auditing, tax, and consulting business to UHY, TGM resigned its engagement as the Company’s independent registered public accounting firm effective January 3, 2022, the date of the sale.

The audit reports of TGM on the financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent period through January 3, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K) with TGM, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to TGM’s satisfaction, would have caused TGM to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent period through January 3, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On February 10, 2022, the Audit Committee of the Company’s Board of Directors engaged UHY as its independent registered public accounting firm for the year ending December 31, 2021, effective immediately.

During the Company’s fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period through February 10, 2022, neither the Company nor anyone acting on its behalf has consulted with UHY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A representative of UHY is expected to be present at the Annual Meeting to respond to questions from stockholders and will have the opportunity to make a statement if he or she so desires. The Board of Directors recommends a vote FOR the proposal to ratify the Board of Directors’ authorization to accept the selection of the Audit Committee of UHY as the Company’s outside auditing firm for the ensuing year.

Disclosure of Independent Auditor Fees

The following is a description of the fees billed to the Company by TGM and UHY during the years ended December 31, 2020, and 2021:

Audit Fees. Audit fees include fees paid by the Company to TGM and UHY in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s quarterly interim financial statements. Audit fees also include fees for services performed by TGM or UHY that are closely related to the audit and in many cases could only be provided by our independent auditors. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by TGM and UHY for audit services rendered to the Company for the years ended December 31, 2020, and December 31, 2021, totaled $78,913 and $92,276 respectively.

Audit Related Fees. Audit related services include employee benefit plan audits. The aggregate fees billed to the Company by TGM and UHY for employee benefit plan audit related services rendered to the Company for the years ended December 31, 2020, and December 31, 2021, totaled $13,008 and $13,000, respectively.

All Other Fees. The aggregate fees billed to the Company by TGM and UHY for all other services rendered to the Company for matters such as general consulting services and services in connection with annual and special meetings of stockholders for the years ended December 31, 2020, and December 31, 2021, totaled $1,860 and $2,400, respectively.

Approval of Independent Auditor Services and Fees

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors and fees charged.

PROPOSAL III -- ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Regulation 14A under the Exchange Act requires that the Company seek an advisory, non-binding shareholder vote on the compensation of its named executive officers as disclosed in this Proxy Statement, and at the Company’s 2013 Annual Meeting, the Company’s stockholders approved a frequency of every three years for submission of vote on compensation to the stockholders. Accordingly, as required by the Exchange Act and the rules promulgated by the SEC, the Company is providing its stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of the named executive officers, as disclosed in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as disclosed in the compensation tables and related material in the Proxy Statement distributed in connection with this Meeting.”

The Compensation Committee and the Board believe that the Company’s compensation policies and procedures align with the long-term success of the Company and the interests of the stockholders.

Because the vote on this Proposal is advisory, it will not be binding on the Board and may not be construed as overruling a decision by the Board nor to create or imply any additional fiduciary duty by the Board. However, the Compensation Committee and the Board will consider the outcome of the vote when considering future executive compensation arrangements.

This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. The affirmative vote of holders of a majority of all of the votes cast at a meeting at which a quorum is present is needed to approve the proposal. Consequently, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote although they will be considered present for purposes of determining the presence of a quorum.

The Board of Directors recommends a vote FOR approval of the compensation of the named executive officers.

 PROPOSAL IV -- ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Regulation 14A under the Exchange Act also requires that, every six years, the Company seek an advisory, non-binding stockholder vote on whether stockholders would prefer “say-on-pay” advisory votes of the type described in Proposal III every year, every two years, or every three years. As stated above, in 2013 the stockholders voted for a frequency of every three years, which the Board has adopted. Stockholders are now being provided another opportunity to cast an advisory vote on the frequency of the “say-on-pay” advisory vote. Stockholders will be afforded the next opportunity to vote on the frequency of the “say-on-pay” advisory vote in 2025. The voting instructions allow stockholders to choose the desired frequency.

This proposal, sometimes referred to as a “say-on-frequency” proposal, is the stockholders’ expression of how often they would like to be consulted for the non-binding vote on executive compensation. Stockholders will have the opportunity to vote for the following options for this proposal:  one year, two years, three years, or abstain.

As with Proposal III, your vote is advisory, and it will not be binding on the Company. However, the Compensation Committee and the Board will consider the outcome of the vote when considering the frequency of future shareholder advisory votes on executive compensation.

The Board and the Compensation Committee value the input of stockholders on the Company’s compensation practices. However, they also believe that a three-year cycle would give shareholders, management, and the Compensation Committee time to evaluate the effectiveness of executive compensation on long-term company performance. A three-year cycle would also provide the Committee sufficient time to thoughtfully respond to stockholders’ input, and to implement any appropriate changes to our executive compensation program and to evaluate the results of such changes before the next stockholder advisory vote. Therefore, after careful consideration, the Board and Compensation Committee believe that a three-year review of executive officer compensation is in the best interest of the stockholders and the Company.

On this Proposal, Stockholders are not voting to approve or disapprove the Board’s recommendation; rather Stockholders are requested to select a one-year, two-year, or three-year frequency. The option that receives the highest number of votes cast by Stockholders will be deemed the preferred frequency for the advisory vote on the approval of compensation for the named executive officers. Consequently, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote.

The Board of Directors recommends a vote FOR approval of shareholder advisory votes on executive compensation once every three years.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefore.

The Company’s 2021 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chief Financial Officer, Glen Burnie Bancorp, 101 Crain Highway, S.E., Glen Burnie, Maryland 21061.

STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal at the 2023 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061, in time to be received by December 5, 2022. The persons designated by the Company to vote proxies given by stockholders in connection with the Company’s 2023 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company’s 2023 proxy statement with respect to which the Company has received written notice no later than February 18, 2023 that a stockholder (i) intends to present such matter at the 2023 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the shares of Common Stock required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2023 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

BY ORDER OF THE BOARD OF DIRECTORS

secretary

Glen Burnie, Maryland

April 4, 2022

4. A non-binding advisory vote on the frequency of stockholder vote on executive compensation. 2 Years 3 Years Abstain 1 Year The Board of Directors recommends a vote for every “THREE YEARS” as the preferred frequency for the advisory vote on the approval of executive compensation. 1UPX Mark here to vote FOR all nominees 01 - Thomas Clocker 02 - Julie Mussog 03 - Joan M. Rumenap Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________________________________ Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03LUEE + + Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. A 2. To authorize the Board of Directors to accept the auditors selected by the Audit Committee for the 2022 fiscal year. 3. A non-binding resolution to approve the compensation of named executive officers. 1. To elect as directors all nominees listed below: For Against Abstain For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 538300 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/GLBZ or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GLBZ Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GLBZ 2022 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints John E. Demyan and John D. Long, or a majority of them, with full powers of substitution, as attorneys-in- fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland, and virtually via the Internet at meetnow.global/MH9XQW7, for shareholders, on Thursday, May 12, 2022 at 2:00 p.m., Eastern Time (the “Annual Meeting”), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting. The Board of Directors recommends a vote “FOR” the election of the nominees listed. The Board of Directors recommends a vote “FOR” the authorization to select the auditors. The Board of Directors recommends a vote "FOR" a non-binding resolution approving the compensation of the executive officers named in the proxy statement. The Board of Directors recommends a vote for every “THREE YEARS” as the preferred frequency for the advisory vote on the approval of executive compensation. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the above signed. The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 2021 Annual Report to stockholders for the annual meeting. IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY REVOCABLE PROXY — GLEN BURNIE BANCORP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting Items C + + The 2022 Annual Meeting of Shareholders of Glen Burnie Bancorp will be held on Thursday, May 12, 2022 2:00 p.m. Eastern Time, virtually via the internet at meetnow.global/MH9XQW7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 12, 2022 THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: www.edocumentview.com/GLBZ